(Exhibit 10.44)

                               XYNERGY CORPORATION
                                  (Letterhead)

May 31, 2005

Julio De Leon
De Leon & Company, PA
510 NM 159th Ln
Pembroke Pines, FL 33028

Re: Your Response to our 8K Filing with the SEC
    -------------------------------------------

Dear Mr. DeLeon:

Attached please find a copy of our 8K filing reporting that your capacity as auditor for Xynergy Corporation has ceased. We are therefore requesting that you write a letter to the Securities and Exchange Commission stating whether you agree or disagree with the statements made in Item 4 of the Form 8-K.

Thank you for your anctipated cooperation in this matter.

Sincerely,

/s/

XYNERGY CORPORATION

Enclosure